UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 10, 2006

Oracle Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-51788	54-2185193
(Commission File Number)	(IRS Employer Identification No.)

500 Oracle Parkway, Redwood City, CA	94065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 506-7000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board of Directors (the “Board”) of Oracle Corporation (“Oracle”) adopted a resolution amending and restating Oracle’s Bylaws (as amended and restated, the “Bylaws”) as of July 10, 2006.

Descriptions of the provisions adopted or changed and, if applicable, the previous provision are provided below. These descriptions are summaries and are qualified in their entirety by the Bylaws filed herewith as Exhibit 99.1, the text of which is incorporated by reference in this Section 5.03.

Nominations and Stockholder Business

A new Section 1.11 was added to establish procedures pursuant to which a stockholder may nominate a person for election to the Board or propose business to be considered at a stockholder meeting.

Nominations. To nominate a person for election to the Board, a stockholder must set forth all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934.

Stockholder Business. To propose an item of business, a stockholder must provide a brief description of the business, along with the text of the proposal or business. The stockholder also must set forth the reasons for conducting such business at the meeting, and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made.

Notice Deadlines. Written notice of a stockholder nomination or proposal of other business must be delivered to Oracle’s Secretary not less than 90 nor more than 120 days prior to the date on which Oracle first mailed its proxy materials for the prior year’s annual meeting. However, if Oracle’s annual meeting is advanced or delayed by more than 30 days from the anniversary of the previous year’s meeting, a stockholder’s written notice will be timely if its is delivered by the later of the 90th day prior to such annual meeting or the 10th day following the announcement of the date of the meeting.

Notice Requirements. Such notice must contain information specified in the Bylaws as to the director nominee or proposal of other business, information about the stockholder making the nomination or proposal and the beneficial owner, if any, on behalf of whom the nomination or proposal is made, including name and address, class and number of shares owned, and representations regarding the intention to make such a proposal or nomination and to solicit proxies in support of it. With respect to director nominees, Oracle may require any proposed nominee to furnish information concerning his or her eligibility to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence of the nominee.

At a special meeting of stockholders, only such business shall be conducted as shall have been brought before the meeting pursuant to Oracle’s notice of meeting. A stockholder may make nominations of persons for election to the Board at a special meeting if the stockholder delivers written notice to Oracle’s Secretary not before the 120th day prior to such special meeting and not after the later of the 90th day prior to such special meeting or the 10th day following the announcement of the meeting date.

If the number of directors to be elected to the Board is increased and Oracle does not make a public announcement specifying the size of the increased Board at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s written notice of nominees for any new position will be considered timely if it is delivered to Oracle’s Secretary by the 10th day following the announcement.

Derivative Actions

A new Section 9.07 was added to provide that the sole and exclusive forum for any actual or purported stockholder derivative action brought on behalf of Oracle be the Court of Chancery in the State of Delaware.

Ability to Issue Uncertificated Shares

Section 5.01 was changed to allow the Board to provide by resolution or resolutions that some or all of any or all classes or series of stock issued by Oracle will be uncertificated shares. Such a resolution will not apply to currently certificated shares until such certificate is surrendered to Oracle.

Previously, Oracle’s Bylaws provided every Oracle stockholder with the right to have a certificate certifying the number of shares owned by such stockholder.

Officers

Sections 4.01, 4.02, 4.03, 4.05 and 4.06 were revised to reflect officer positions that had previously been established by the Board pursuant to its power to appoint officers from time to time, as provided in Section 4.01 of the Bylaws.

The revisions reflect the positions of Chief Executive Officer (“CEO”) and Chief Financial Officer (“CFO”), and endow the CEO and CFO with some of the duties and powers formerly granted to the President and Treasurer, respectively.

Indemnification and Defense of Officers, Directors and Employees

Sections 6.01 and 6.02 were changed to no longer require Oracle to indemnify or advance expenses to an Oracle employee involved in a legal, administrative or investigative proceeding when that employee is not also an officer or director. Oracle’s indemnification and defense of such employees is discretionary (other than where required by applicable law). The new provisions continue to require Oracle to indemnify, hold harmless and advance expenses to any officer or director who was or is made a party or threatened to be made a party to any legal, administrative or investigative proceeding by reason of the fact that he or she is or was an Oracle officer or director, or by reason of his or her service, while an officer or director of Oracle, as a director, officer or employee of another entity at Oracle’s request.

Previously, the Bylaws provided for mandatory indemnification and defense of all officers, directors, and employees by Oracle. The new provisions are prospective only, and do not adversely affect any right to indemnification and expenses previously conferred on an Oracle employee.

Technological Updates

Multiple provisions were changed to reflect changes in the technologies used to perform ministerial tasks and to permit electronic communication and storage.

Electronic Notices, Waivers, Consents and Resignations. Provisions were changed to allow notice to be given electronically for all meetings of stockholders (Section 1.03), special meetings of the Board (Section 2.04), and as otherwise required (Section 7.01). Notice by electronic delivery will be deemed given when dispatched (Section 7.01), and any person entitled to notice may waive it by electronic transmission (Section 7.02). The members of the Board may consent to any action without a meeting by electronic transmission or transmissions (Section 2.08), and any director or officer may resign by electronic transmission to Oracle (Sections 2.02 and 4.01).

Previously, Oracle’s Bylaws did not provide for electronic notices, waivers, consents and resignations and provided for notice and waiver using obsolete methods of transmittal (e.g., telegram, telex and mailgram). The new provisions eliminate references to these technologies.

Electronic Transmittal and Storage. Provisions were similarly changed to allow the minutes of proceedings of the Board or any committee thereof (Section 2.08), as well as any records kept by Oracle in the regular course of its business (Section 9.03), to be stored in electronic form.

Previously, Oracle’s Bylaws did not provide for these records and filings to be stored in electronic form and provided for storage using obsolete technologies (e.g. punch cards, magnetic tape and microphotographs). The new provision eliminates references to these technologies.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3.02	Amended and Restated Bylaws of Oracle Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE CORPORATION

Date: July 14, 2006	By:	/s/ Safra A. Catz
	Name:	Safra A. Catz
	Title:	President and Chief Financial Officer